UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                               FORM 8-K

                            CURRENT REPORT
   Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 19, 2005

                         TRIARC COMPANIES, INC.
            --------------------------------------------------
          (Exact name of registrant as specified in its charter)


  DELAWARE                          1-2207                   38-0471180
  -----------------              --------------              --------------
  (State or Other                (Commission                 (I.R.S. Employer
  Jurisdiction of                File Number)                Identification No.)
  Incorporation)

  280 Park Avenue
  New York, NY                                               10017
  -----------------------------------------------------------------------------
  (Address of principal executive offices)                   (Zip Code)

  Registrant's telephone number, including area code:   (212) 451-3000

                                    N/A
  -----------------------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement


     On May  19,  2005,  the  Board  of  Directors  of  Triarc  Companies,  Inc.
("Triarc") approved the amendment and restatement of each of Triarc's 1993 Equity Participation Plan, 1997 Equity Participation Plan, 1998 Equity Participation Plan and 2002 Equity Participation Plan (collectively, the "Plans"). The material terms of such amendments and restatements are described below.

     First, the Plans have been restated to integrate amendments previously approved by the Board of Directors or a Committee of the Board.

     Second, in each Plan, the "Changes in Shares" provision, which permits the Committee that administers the Plan to adjust the terms of awards granted under the Plan upon the occurrence of certain events, has been revised to clarify by example some of the types of potential transactions included in such events.

     Lastly, the 2002 Equity Participation Plan has been amended to provide Triarc with the ability to grant restricted stock units ("RSUs").

     This description is subject to the actual terms of the amended and restated Plans, which are attached as Exhibits 10.1 - 10.4 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)         Exhibits

10.1        Amended and Restated 1993 Equity Participation Plan of Triarc
            Companies, Inc.

10.2        Amended and Restated 1997 Equity Participation Plan of Triarc
            Companies, Inc.

10.3        Amended and Restated 1998 Equity Participation Plan of Triarc
            Companies, Inc.

10.4        Amended and Restated 2002 Equity Participation Plan of Triarc
            Companies, Inc.


                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRIARC COMPANIES, INC.


                                      By:/S/STUART I. ROSEN
                                      --------------------------
                                      Stuart I. Rosen
                                      Senior Vice President and
                                      Associate General Counsel

Dated: May 25, 2005

                               EXHIBIT INDEX

Exhibit                   Description

10.1         Amended and Restated 1993 Equity Participation Plan of Triarc
             Companies, Inc.

10.2         Amended and Restated 1997 Equity Participation Plan of Triarc
             Companies, Inc.

10.3         Amended and Restated 1998 Equity Participation Plan of Triarc
             Companies, Inc.

10.4         Amended and Restated 2002 Equity Participation Plan of Triarc
             Companies, Inc.